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                                                                    EXHIBIT 99.1


                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "AGREEMENT") is dated as of November 10, 2003 between Avanex Corporation, a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, a "PURCHASER" and collectively, the "PURCHASERS").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

            "ADDITIONAL INVESTMENT RIGHTS" means the Additional Investment Rights issued and sold by the Company under this Agreement in the form of Exhibit A.

            "ADVICE" has the meaning set forth in Section 6.5.

            "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

            "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            "CLOSING" means the closing of the purchase and sale of the Shares and the Additional Investment Rights pursuant to Section 2.1.

            "CLOSING DATE" means the date of the Closing.

            "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if

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      prices for the Common Stock are then reported in the "Pink Sheets"
      published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Purchasers holding a majority of the Securities.

            "COMPANY COUNSEL" means Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company.

            "COMPANY SECURITIES" means the Company Shares, the Additional Investment Rights and the Underlying Shares.

            "COMPANY SHARES" means an aggregate of 6,815,555 shares of Common Stock, which are being issued and sold by the Company to the Purchasers at the Closing.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON STOCK" means the common stock of the Company, par value $0.001 per share.

            "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

            "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

            "DISCLOSURE MATERIALS" has the meaning set forth in Section 3.1(g).

            "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission with respect to all the Registrable Securities.

            "EFFECTIVENESS PERIOD" has the meaning set forth in Section 6.1(b).

            "8-K FILING" has the meaning set forth in Section 4.5.

            "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market.

            "EVENT" has the meaning set forth in Section 6.1(d).

            "EVENT PAYMENTS" has the meaning set forth in Section 6.1(d).

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCLUDED EVENTS" means any event pursuant to which the Company is involved in a merger or consolidation of the Company or a sale of more than one-half of the assets


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      of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests of the surviving entity or acquirer.

            "EXCLUDED STOCK" shall mean any shares of capital stock of the Company or the Subsidiaries issued or issuable (A) upon exercise, conversion or exchange of any Common Stock Equivalents described in
      Schedule 3.1(f) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule); (B) to officers, directors or employees of the Company or the Subsidiaries pursuant to a stock-based plan duly approved by the Company's board of directors; (C) in connection with the acquisition of stock or assets of other entities by the Company or other strategic transactions, in each case not primarily for the purpose of raising capital.

            "FILING DATE" means thirty (30) calendar days following the Closing Date.

            "FORM 10-K" has the meaning set forth in Section 3.1(a).

            "GAAP" has the meaning set forth in Section 3.1(g).

            "INDEMNIFIED PARTY" has the meaning set forth in Section 6.4(c).

            "INDEMNIFYING PARTY" has the meaning set forth in Section 6.4(c).

            "INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in Section 3.1(t).

            "LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

            "LEAD PURCHASER" means Mainfield Enterprises, Inc.

            "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of investigation and preparation, and reasonable attorneys' fees.

            "LP COUNSEL" means Proskauer Rose LLP.

            "MATERIAL ADVERSE EFFECT" has the meaning set forth in Section
      3.1(b).

            "MATERIAL PERMITS" has the meaning set forth in Section 3.1(u).

            "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities, including without limitation all Additional Investment Rights.



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            "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

            "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "PROSPECTUS" means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

            "REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "RELATED PERSON" has the meaning set forth in Section 4.7.

            "REQUIRED EFFECTIVENESS DATE" means ninety (90) days following the Closing Date.

            "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC REPORTS" has the meaning set forth in Section 3.1(g).

            "SHARES" means shares of the Company's Common Stock.

            "SUBSIDIARY" means any "significant subsidiary", as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission pursuant to the Exchange Act)

            "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then


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      listed or quoted and traded on any Eligible Market, then (i) a day on which trading occurs on the NASDAQ National Market (or any successor thereto), or (ii) if trading ceases to occur on the NASDAQ National Market (or any successor thereto), any Business Day.

            "TRADING MARKET" means the Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

            "TRANSACTION DOCUMENTS" means this Agreement, the Additional Investment Rights, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "TRANSFER AGENT INSTRUCTIONS" means the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to the Company's transfer agent.

            "UNDERLYING SHARES" means the shares of Common Stock issuable upon exercise of the Additional Investment Rights.

            "UNIT" means one Share and an Additional Investment Right to acquire
      0.20 of a share of Common Stock.

            "VWAP" means, with respect to a Trading Day, the average of the daily volume weighted average trading price (the total dollar amount traded on each day divided by trading volume for such day) of the Common Stock for the regular Trading Day session as reported by Bloomberg, LP.

                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units set forth opposite such Purchaser's name on Schedule A hereto under the headings "Units." The Closing shall take place at the offices of Company Counsel as soon as practicable following the execution hereof but in any event within three (3) Business Days of the date hereof, or at such other location or time as the parties may agree.

      2.2 Closing Deliveries.

            (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Company Shares equal to the number of Shares set forth opposite such

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

      Purchaser's name on Schedule A hereto under the heading "Purchased Shares," registered in the name of such Purchaser;

                  (ii) an Additional Investment Right, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares set forth opposite such Purchaser's name on Schedule A hereto under the heading "Investment Right Shares;"

                  (iii) a legal opinion of Company Counsel, in the form of Exhibit B, executed by such counsel; and

                  (iv) duly executed Transfer Agent Instructions acknowledged by the Company's transfer agent.

            (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the aggregate purchase price set forth opposite such Purchaser's name on Schedule A hereto under the heading "Purchase Price" in United States dollars and in immediately available funds by wire transfer to an account designated in writing by the Company.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company):

            (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in the SEC Report on Form 10-K for the year ended June 30, 2003 (the "FORM 10-K") or Schedule 3.1(a). Except as disclosed in the Form 10-K or in Schedule 3.1(a), the Company owns, directly or indirectly, the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights.

            (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) reasonably be expected to have or result in a material adverse effect


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on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, to general principles of equity and to limitations on the rights to indemnity and contribution for securities law violations that exist by virtue of public policy.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect or (iii) to the Company's knowledge, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected. Except as set forth on Schedule 3.1(d), no consent of any third party is required in connection with the execution, delivery and performance of the Transaction Documents to which the Company is a party or the consummation by the Company of the transactions contemplated hereby and thereby, except for such consents which, if not obtained, could not reasonably be expected to have a Material Adverse Effect.

            (e) Issuance of the Company Securities. The Company Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the


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Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (except for restrictions under federal and state securities laws) and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Additional Investment Rights.

            (f) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 310,000,000 shares, 300,000,000 shares of which are common stock, $0.001 par value per share, and 10,000,000 shares of which are preferred stock, $0.001 par value per share. As of October 28, 2003, there were 128,083,657 shares of common stock issued and outstanding, and there has been no material change in the Company's outstanding capitalization since that date. As of the date hereof, there are no shares of preferred stock outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or plans providing for the issuance of, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in the proxy statement for the Company's annual meeting of stockholders held on November 6, 2003, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

            (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the "SEC REPORTS" and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has informed each Purchaser in writing prior to the date hereof of any filing by the Company of any SEC Reports within the 10 days preceding the date hereof. Except as set forth on Schedule 3.1(g), as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a


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material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3.1(g), the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Except as set forth on Schedule 3.1(g), such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified as exhibits in the SEC Reports to the extent required by the rules and regulations of the Commission as in effect at the time of filing.

            (h) Material Changes. Since the date of the audited financial statements included in the Form 10-K, and except as set forth on the current report on Form 8-K dated as of September 26, 2003 and the current report on Form 8-K dated as of November 3, 2003, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans approved by the stockholders of the Company and listed on Schedule 3.1(f).

            (i) Absence of Litigation. Except as disclosed in the Form 10-K, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not

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such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

            (k) Title to Assets. Except as set forth on Schedule 3.1(k), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and could not, individually or in the aggregate, have or result in a Material Adverse Effect. To the Company's knowledge, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance except, in each case, as could not reasonably be expected to result in a Material Adverse Effect.

            (l) Certain Fees. Other than fees to Citigroup Global Markets Inc., as previously disclosed in writing to each Purchaser, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions pursuant to any agreement or arrangement to which the Company is a party.

            (m) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Company Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Company Securities as contemplated hereby or (ii) cause the offering of the Company Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. No consent, license, permit, waiver approval or authorization of, or designation, declaration, registration or filing with, the Securities and Exchange Commission or any state securities regulatory authority is required in connection with the offer, sale, issuance or delivery of the Company Securities or the Underlying Shares, other than the possible filing of a Form D with the Securities and Exchange Commission.

            (n) Form S-3 Eligibility. The Company is eligible to register the Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

            (o) Listing and Maintenance Requirements. Since May 1, 2003, the Company has been in compliance with all listing and maintenance requirements for the Trading Market(s) on which the Common Stock is listed or quoted.

            (p) Registration Rights. Except as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not expired.

            (q) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers solely as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Company Securities and the Purchasers' ownership of the Company Securities.

            (r) Disclosure. The Company confirms that neither it nor, to its knowledge, any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company, taken as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or condition (financial or otherwise) which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which not has been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

            (s) Acknowledgment Regarding Purchasers' Purchase of Company Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Company Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

            (t) Patents and Trademarks. Except as disclosed in the Form 10-K, to the Company's knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (collectively, the "INTELLECTUAL PROPERTY RIGHTS") that are necessary for use in connection with their respective businesses as described in the Form 10-K and which the failure to so have could have a Material Adverse Effect. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person except as may be described in the Form 10-K or as could not reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, in each case except as may be described in the Form 10-K or as could not reasonably be expected to result in a Material Adverse Effect.

            (u) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports ("MATERIAL PERMITS"), except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit except as described in the SEC Reports or as could not reasonably be expected to result in a Material Adverse Effect.

            (v) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (w) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

            (x) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) Financial Press Releases. Each press release publicly issued by the Company during the six months preceding the date of this Agreement which contained results of operations or financial condition information of the Company for a completed quarterly or annual fiscal period did not, at the time of release, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares and the Additional Investment Rights hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, to general principles of equity and to limitations on the rights to indemnity and contribution for securities law violations that exist by virtue of public policy.

            (b) Investment Intent. Such Purchaser is acquiring the Company Securities as principal for its own account and not with a view to or for distributing or publicly reselling such Company Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Company Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Company Securities for any period of time.

            (c) Purchaser Status. At the time such Purchaser was offered the Shares and the Additional Investment Rights, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Company Securities and, at the present time, is able to afford a complete loss of such investment. The Purchaser understands that its investment in the Company Securities involves a high degree of risk.

            (e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Company Securities and the merits and risks of investing in the Company Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

            (f) Certain Fees. Except for the fees that will be payable by the Company under Section 3.1(l), such Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Company Securities to such Purchaser.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions.

            (a) Company Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Company Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144, except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel, selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Company Securities by a Purchaser to an Affiliate of such Purchaser, provided that such Affiliate transferee agrees to be bound by all of the applicable provisions of the Transaction Documents, including the representations of the Purchaser, and certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act; provided that, solely with respect to Deutsche Bank, AG London Branch and solely for purposes of this Section 4.1(a), "Affiliate" shall include QVT Financial LP and any Affiliates of QVT Financial LP, including without any limitation any accounts or entities managed, advised or controlled by QVT Financial LP, regardless of its relationship, if any, with Deutsche Bank, AG London Branch.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Company Securities:

      [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED TO AN "ACCREDITED INVESTOR (AS SUCH TERM IS DEFINED IN RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT) IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates evidencing Company Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Company Securities is effective under the Securities Act, or (ii) following any sale of such Company Securities pursuant to Rule 144, or (iii) if such Company Securities are eligible for sale under paragraph (k) of Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause Company Counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date.

Following the Effective Date or at such earlier time as a legend is no longer required for certain Company Securities, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Company Securities (and all other documents reasonably required by the Company's transfer agent in connection therewith), deliver or cause to be delivered to such Purchaser a certificate representing such Company Securities that is free from all restrictive and other legends. Following the Effective Date and upon the delivery to any Purchaser of any certificate representing Company Securities that is free from all restrictive and other legends, such Purchaser agrees that any sale of such Company Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein or pursuant to an available exemption from the registration requirements of the Securities Act. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. At all times prior to the 60th Trading Day following the Effective Date, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

            (c) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities to a pledgee or secured party that is an "accredited investor" (as defined in Rule 501(a) under the Securities Act) in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to such pledgees or secured parties pursuant to applicable law. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities pursuant to this
Section 4.3(c), including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders in the Prospectus.

      4.2 Filing of Information. As long as any Purchaser owns Company Securities, the Company covenants to use its best efforts to timely file all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Company Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Company Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Company Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

      4.3 Integration. The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Company Securities in a manner that would require the registration under the Securities Act of the sale of the Company Securities to the Purchasers or that would be integrated with the offer or sale of the Company Securities for purposes of the rules and regulations of any Trading Market.

      4.4 Covenants Regarding Common Stock. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

      4.5 Securities Laws Disclosure; Publicity. The Company shall, on or before 9:30 a.m., Eastern Time on November 11, 2003, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. On or before 9:30 a.m., Eastern Time on November 12, 2003, the Company shall file a Current Report on Form 8-K (the "8-K FILING") with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to the 8-K Filing, this Agreement, including the schedules hereto, and the form of the Additional Investment Rights, in the form required by the Exchange Act. Thereafter, the Company shall use its best efforts to timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby. Except with respect to the 8-K filing (a copy of which will be provided to the Lead Purchaser and LP Counsel for their review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Lead Purchaser and LP Counsel for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement without the prior consent of the other, except if such disclosure is required by law, in which case the Company shall provide the Lead Purchaser and LP Counsel with prior notice of such disclosure. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with, any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. No purchaser shall request any material nonpublic information regarding the Company unless it expressly acknowledges in advance in writing that it is requesting material nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to require the Company to as promptly as practicable, but in any event within one (1) Business Day, make a public disclosure, in the form of a press release or otherwise, of such material nonpublic information, and if the Company fails to make such public disclosure as promptly as practicable, but in any event within one (1) Business Day, such Purchaser may make such public disclosure without the prior approval of the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and
(ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). The Company agrees to file a Form D with respect to the Company Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

      4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.

      4.7 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents (other than (i) transactions brought by the investors or shareholders of such Purchaser against such Purchaser or (ii) relating to the Registration Statement, Prospectus or other matter contemplated by Article VI hereof), the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the reasonable costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are actually incurred, excluding only Losses that arise directly out of or result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as actually incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company arise directly out of or relate directly to any breach by a Purchaser of any of the representations, warranties or covenants made by such Purchaser in this Agreement. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under the Transaction Documents or applicable law, the Company shall pay or promptly reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to promptly reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

      4.8 Certain Trading Limitations. Each Purchaser agrees that beginning on the date hereof until the earlier to occur of (a) 90 days from the Closing Date and (b) the effective date of the Registration Statement to be filed in connection with the sale of the Company Shares, it will not enter into any Short Sales. For purposes of this Section 4.8, a "SHORT SALE" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock issued or issuable pursuant to this Agreement and all Common Stock that would be issuable upon conversion or exercise in full of all Options then held by or issuable to such Purchaser (whether or not such Options were then fully convertible or exercisable and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser. Solely with respect to Deutsche Bank, AG London Branch and solely for purposes of applying the restrictions contained in this Section 4.8, the term "Purchaser" shall mean the Quantitative Value Trading (or QVT) group of DB Advisors LLC and any accounts managed, advised or controlled by such group. The foregoing sentence shall have no future application after the date on which Deutsche Bank, AG London Branch has transferred all of its rights under the Transaction Documents.

      4.9 Blockout Period.

            (a) Except with the consent of the Purchasers pursuant to Section 7.5, from the date hereof until the Effective Date (the "FIRST BLOCKOUT PERIOD"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT").

            (b) Except with the consent of the Purchasers pursuant to Section 7.5, from the Effective Date until the 60th Trading Day following the Effective Date, the Company will not, directly or indirectly, effect any Subsequent Placement (the "SECOND BLOCKOUT PERIOD").

            (c) The First Blockout Period and Second Blockout Period set forth in Sections 4.9(a) and 4.9(b), respectively, shall be extended for the number of Trading Days during such period in which (x) trading in the Common Stock is suspended by any Trading Market, (y) the Registration Statement is not effective after the Required Effectiveness Date, or (z) the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of all of the Registrable Securities.

            (d) The restrictions contained in paragraph (a) of this Section 4.9 shall not apply to Excluded Stock. The restrictions contained in paragraph (b) of this Section 4.9 shall not apply to Excluded Stock or an offering of bona fide convertible debt of the Company on or after the date which is fifteen (15) Trading Days following the Effective Date with a conversion price (i) in excess of the Purchase Price (as defined in the Additional Investment Right) and (ii) in excess of the greater of (x) the arithmetic average of each of the 5 Trading Day VWAP prior to the closing date of such offering and (y) the VWAP on the Trading Day immediately prior to the closing date of such offering.

                                    ARTICLE V
                                   CONDITIONS

      5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Company Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date (except for representations and warranties that address matters only as of a particular date); and

            (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

      5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Company Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

            (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the

Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

      6.1 Shelf Registration.

            (a) As promptly as reasonably practicable, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as Purchasers holding a majority of the Registrable Securities may consent) and shall contain (except if otherwise directed by Purchasers holding a majority of the Registrable Securities) the "Plan of Distribution" attached hereto as Exhibit C.

            (b) Subject to the receipt by the Company of the legal name of each Purchaser and the number of Company Securities beneficially owned by each such Purchaser, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event on or prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement have been sold or (ii) such time as all the Registrable Securities held by the Purchasers can be sold pursuant to paragraph
(k) of Rule 144 (the "EFFECTIVENESS PERIOD").

            (c) The Company shall notify each Purchaser in writing (which may be by electronic mail) promptly (and in any event within one Business Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

            (d) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Purchaser for the first month and 1.5% for each month thereafter for all the Company Securities. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(d) are referred to herein as "EVENT PAYMENTS." Any Event Payments payable pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Notwithstanding anything to the contrary contained in this Section 6.1(d), for the first month after the occurrence of an Event described in Section 6.1(d)(i) below, the sole and exclusive relief for the damages suffered therefrom by the Purchasers shall be the payment of Event Payments pursuant to this Section 6.1(d); provided, that after the expiration of such one month period, the Purchasers shall be entitled to any other remedy available under this Agreement, at law or in equity for any damages suffered arising out of or as a result of the occurrence of such Event; provided; further; that in no event shall the limitations provided in this sentence apply to the occurrence of any Event other than the Event described in Section 6.1(d)(i) below.

For such purposes, each of the following shall constitute an "EVENT":

                  (i) the Registration Statement is not filed on or prior to the Filing Date, provided, that such an Event shall be deemed "cured" for purposes of this Section 6.1(d) upon the filing of the Registration Statement;

                  (ii) the Registration Statement is not declared effective on or prior to the Required Effectiveness Date; provided, however, that for the purposes of the Event Payment under this Section 6.1(d) only, the Company shall have an additional 30 days to cure the failure of the Registration Statement to be declared effective on or prior to the Required Effectiveness Date before such Event Payment shall be due to the Purchasers under this Section 6.1(d), and, provided further, that such an Event shall be deemed "cured" for purposes of this Section 6.1(d) upon the filing or declaration of effectiveness of the Registration Statement, as the case may be; or

                  (iii) except as provided for in Section 6.1(e), after the Effective Date and during the Effectiveness Period, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for a period of at least five consecutive Trading Days, provided that such an Event shall be deemed "cured" for purposes of this
      Section 6.1(d) upon the termination of such period;

                  (iv) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of at least three consecutive Trading Days at any time during the first 12 months after the Effective Date, provided that such an Event shall be deemed "cured" for purposes of this Section 6.1(d) upon the termination of such period;

                  (v) the Company fails for any reason to deliver a certificate evidencing any Company Securities to a Purchaser within three Trading Days after delivery of such certificate is required pursuant to any Transaction Document, provided that such an Event shall be deemed "cured" for purposes of this Section 6.1(d) upon the delivery of such certificate; or

                  (vi) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Additional Investment Rights or, at any time following the Effective Date and during the Effectiveness Period, any Shares or Underlying Shares are not listed on an Eligible Market.

            (e) The Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company's Board of Directors determines in good faith, by appropriate resolutions, that continued use of the Registration Statement would require disclosure of material, nonpublic information regarding the Company which at such time would be materially detrimental to the Company; provided, however, that such notice shall not disclose such material nonpublic information. Upon receipt of such notice, each Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Purchaser has received copies of a supplemented or amended Prospectus or until such Purchaser is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company's rights under this
Section 6(e) may not be exercised (x) more than twice in the 60 Trading Days immediately subsequent to the Effective Date or for a period of greater than 10 Trading Days during such period, or (y) more than twice or for a period greater than 45 days in any twelve-month period after the 60 Trading Days immediately subsequent to the Effective Date. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

            (f) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than one or more registration statements on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued in connection with any acquisition of any entity or business or equity securities issuable in connection with a stock option or other employee benefit plan.

      6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference (other than any documents containing material non-public information)), the Company shall (i) furnish to the Purchasers and LP Counsel copies of all such documents proposed to be filed, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object in writing within two Trading Days of receipt.

            (b) (i) Subject to Section 6.1(e), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) use its best efforts to respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably practicable provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the Purchasers of Registrable Securities to be sold and LP Counsel as promptly as reasonably practicable, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to the Lead Purchaser a copy of such comments and of all written responses thereto (other than any correspondence containing material nonpublic information)); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or the Company has actual knowledge that any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or that any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal as promptly as practicable of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

            (e) furnish to each Purchaser and LP Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (f) Promptly deliver to each Purchaser and LP Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the terms hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

            (g) In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Purchasers evidence of such listing; and (iv) except as a result of the Excluded Events, maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market until the date which is one year after the date as of which the Purchasers (or any transferees) may sell all of the Company Securities without restriction pursuant to paragraph (k) of Rule 144.

            (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Purchasers and LP Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

            (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and applicable law, of all restrictive legends, and to enable such Registrable

Securities to be in such denominations and registered in such names as any such Purchasers may request.

            (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Cooperate with any reasonable due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, by making available at reasonable times and upon reasonable advance notice any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing and, if requested by the Company, such Purchaser agrees in writing to treat such information confidentially.

            (l) Comply with all applicable rules and regulations of the Commission in all material respects.

            (m) At the reasonable request of any Purchaser and at such Purchaser's expense, the Company shall furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time upon any change or addition (including by way of incorporation by reference) to the financial statements or financial information included in the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser and the Company, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Purchaser.

            (n) At the reasonable request of any Purchaser, the Company shall make available for inspection by (i) any Purchaser, (ii) legal counsel to any Purchaser and (iii) one firm of accountants or other agents retained by the Purchasers (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to a Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The fees and expenses of the Inspectors and any out-of-pocket expenses incurred by the Company as a result of its cooperation under this Section 6.2(n) shall be borne by the applicable Purchaser.

            (o) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning after, but not later than the first day of the Company's fiscal quarter next following, the effective date of the Registration Statement.

      6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses incurred by the Company, (d) fees and disbursements of counsel for the Company and up to $10,000 in the aggregate for the LP Counsel, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. Notwithstanding the foregoing, each Purchaser shall pay all selling commissions and brokerage fees, if any, applicable to the sale of Registrable Securities by such Purchaser.

      6.4 Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, investment advisors and employees of each Purchaser, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions (i) are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser or on behalf of such Purchaser by such Purchaser's legal counsel expressly for use therein, or solely upon information that relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and that was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in
Section 6.2(c)(v)-(vii), resulted solely from the use by such Purchaser of an outdated or defective Prospectus after such Purchaser has received notice in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all Losses incurred arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission (i) is based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or solely upon information that relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and that was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), resulted solely from the use by such Purchaser of an outdated or defective Prospectus after such Purchaser has received notice in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the gross proceeds in respect of the sale by such Purchaser of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its indemnification obligations pursuant to this Section 6.4, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party, and shall not relieve the Indemnifying Party from any other liability which it may have to the Indemnified Party for contribution or otherwise.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

            (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the total dollar amount of the gross proceeds in respect of the sale by such Purchaser of the Registrable Securities giving rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement, except to settle transactions made prior to Purchaser's receipt of such notice, until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

      6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within ten days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 Termination. This Agreement may be terminated by the Company or the Lead Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      7.2 Fees and Expenses. At the Closing, the Company shall pay to LP Counsel an aggregate of $25,000 for its legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Lead Purchaser may retain such amount at the Closing or require the Company to pay such amount directly to LP Counsel. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all fees of its transfer agent, stamp taxes and other taxes and duties levied in connection with the sale and issuance by the Company of Company Securities hereunder.

      7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each party hereto will execute and deliver to any other party hereto such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

      7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and, except as otherwise provided herein, shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at a facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day,
(c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, (d) the third Trading Day after the date of deposit, first class postage prepaid, in the U.S. mails, or (e) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

      7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding (or, in the case of an amendment prior to the Closing Date, committing to hold) two-thirds (2/3) of the Company Securities or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least two-thirds (2/3) of the Registrable Securities to which such waiver or consent relates.

      7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign any Transaction Document or any rights or obligations thereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Company Securities, provided such transferee delivers a statement to the Company in which it agrees in writing to be bound, with respect to the transferred Company Securities, by the provisions hereof that apply to the "Purchasers." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities, provided such Person is an "accredited investor" as such term is defined in the rules and regulations under the Securities Act.

      7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.7 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

      7.9 Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

      7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Company Securities, as applicable.

      7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      7.14 Replacement of Company Securities. If any certificate or instrument evidencing any Company Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Company Securities.

      7.15 Remedies. Subject to the fifth sentence of Section 6.1(d) hereof, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Additional Investment Rights or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

      7.18 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                           [SIGNATURE PAGES TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                        AVANEX CORPORATION



                        By:    /s/ Walter Alessandrini
                               ------------------------------
                        Name:  Walter Alessandrini
                        Title: Chairman & CEO

                        Address for Notice:

                        40919 Encyclopedia Circle
                        Fremont, California  94538
                        Facsimile No.:  (510) 897-4189
                        Attn:  Chief Executive Officer


      With a copy to:   Wilson Sonsini Goodrich & Rosati
                        650 Page Mill Road
                        Palo Alto, California  94304
                        Facsimile No.: (650) 493-6811
                        Attn: Mark A. Bertelson

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             BAYSTAR CAPITAL II, LP, a Delaware
                                 limited partnership

                             By: BayStar Capital Management, LLC, its
                                 general partner

                             By: /s/ Steven M. Lamar
                                 -----------------------------------------------
                                 Title: Managing Member

                             Record
                             Address: 80 E. Sir Francis Drake Blvd. Suite, 2B
                                      ------------------------------------------

                                      Larkspur, CA 94939
                                      ------------------------------------------

                             Telecopy No.:     (415) 834-4601
                                          --------------------------------------

                             Number of Units: 700,000
                                             -----------------------------------

                             Aggregate Purchase Price: $  3,241,000.00
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             CITADEL EQUITY FUND LTD.
                             ---------------------------------------------------

                             By: Citadel Limited Partnership its
                                 Portfolio Manager

                             By: GLB Partners,L.P. its General Partner
                                 -----------------------------------------------

                             By: Citadel Investment Group, L.L.C. its General
                                 Partner

                             By: /s/Kenneth A. Simpler
                                 -----------------------------------------------
                                 Title: Managing Director

                             Record
                             Address: 131 S. Dearborn Street
                                      ------------------------------------------

                                      Chicago, IL  60603
                                      ------------------------------------------

                             Telecopy No.: (312) 977-0275
                                           -------------------------------------

                             Number of Units: 1,295,897
                                              ----------------------------------

                             Aggregate Purchase Price: $  6,000,003.11
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             DEEPHAVEN SMALL CAP GROWTH FUND, LLC

                             By: /s/ Jim Korn
                                 -----------------------------------------------
                                 Title: Chief Legal Officer

                             Record
                             Address: 130 Cheshire Lane, Suite 102
                                      ------------------------------------------

                                      Minnetonka, MN 55305
                                      ------------------------------------------

                             Telecopy No.: (952) 249-5320
                                           -------------------------------------

                             Number of Units: 431,966
                                              ----------------------------------

                             Aggregate Purchase Price: $ 2,000,002.58
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             DEUTSCHE BANK, AG LONDON BRANCH
                             ---------------------------------------------------

                             By: /s/ Kevin McGoey
                                 -----------------------------------------------
                                 Title: Authorized Signatory

                             By: /s/ Nicholas Brumm
                                 -----------------------------------------------
                                   Title: Authorized Signatory

                             Record
                             Address: 280 Park Ave. (9th Floor)
                                      ------------------------------------------

                                   New York, NY  10017
                                   ---------------------------------------------

                             Telecopy No.: (212) 454-0997
                                           -------------------------------------

                             Number of Units: 2,159,828
                                              ----------------------------------

                             Aggregate Purchase Price: $ 10,000,003.64
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             HEIMDALL INVESTMENTS LTD.
                             ---------------------------------------------------

                             By: /s/ Kevin O'Neal
                                 -----------------------------------------------
                                 Title: Authorized Signatory

                             Record
                             Address: 300 Crescent Court, Suite 700
                                      ------------------------------------------

                                   Dallas, TX 75201
                                   ---------------------------------------------

                             Telecopy No.: (214) 758-1207
                                           -------------------------------------

                             Number of Units: 431,966
                                              ----------------------------------

                             Aggregate Purchase Price: $  2,000,002.58
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:

                             SMITHFIELD FIDUCIARY LLC
                             ---------------------------------------------------

                             By: /s/ Ari Storch
                                 -----------------------------------------------
                                 Title: Authorized Signatory

                             Record
                             Address: 9 West 57th Street, 27th Floor
                                      ------------------------------------------

                                   New York, New York  10019
                                   ---------------------------------------------

                             Telecopy No.: (212) 751-0755
                                           -------------------------------------

                             Number of Units: 431,966
                                              ----------------------------------

                             Aggregate Purchase Price: $  2,000,002.58
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             PORTSIDE GROWTH AND OPPORTUNITY FUND
                             ---------------------------------------------------

                             By: /s/ Jeffrey Smith
                                 -----------------------------------------------
                                 Title: Director

                             Record
                             Address: 666 Third Avenue, 26th Floor
                                      ------------------------------------------

                                   New York, NY 10017
                                   ---------------------------------------------

                             Telecopy No.: (212) 845-7999
                                           -------------------------------------

                             Number of Units: 431,966
                                              ----------------------------------

                             Aggregate Purchase Price: $  2,000,002.58
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             MAINFIELD ENTERPRISES INC.
                             ---------------------------------------------------

                             By: /s/ Avi Vigder
                                 -----------------------------------------------
                                 Title: Authorized Signatory

                             Record
                             Address: 660 Madison Avenue, 18th Floor
                                      ------------------------------------------

                                   New York, New York 10021
                                   ---------------------------------------------

                             Telecopy No.: (212) 651-9010
                                           -------------------------------------

                             Number of Units: 431,966
                                              ----------------------------------

                             Aggregate Purchase Price: $  2,000,002.58
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             UBS O'CONNOR LLC F/B/O O'CONNOR GLOBAL
                             CONVERTIBLE ARBITRAGE MASTER LTD.


                             By: /s/ Jeffrey Putman
                                 -----------------------------------------------
                                 Title: Executive Director

                             Record
                             Address: One N. Wacker Drive, 32nd Floor
                                      ------------------------------------------

                                   Chicago, IL 60606
                                   ---------------------------------------------

                             Telecopy No.: (312) 525-6271
                                           -------------------------------------

                             Number of Units: 125,000
                                              ----------------------------------

                             Aggregate Purchase Price: $  578,750.00
                                                       -------------------------

                            Purchaser Signature Page

      By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 10, 2003 (the "Purchase Agreement") by and among Avanex Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                             Name of Purchaser:


                             UBS O'CONNOR LLC F/B/O PIPES CORPORATE
                             STRATEGIES LTD.
                             ---------------------------------------------------

                             By: /s/ Jeffrey Putman
                                 -----------------------------------------------
                                   Title: Executive Director

                             Record
                             Address: One N. Wacker Drive, 32nd Floor
                                      ------------------------------------------

                                   Chicago, IL 60606
                                   ---------------------------------------------

                             Telecopy No.: (312) 525-6271
                                           -------------------------------------

                             Number of Units: 375,000
                                              ----------------------------------

                             Aggregate Purchase Price: $  1,736,250.00
                                                       -------------------------

Exhibits:

A     Form of Additional Investment Right
B     Opinion of Company Counsel
C     Plan of Distribution
D     Form of Transfer Agent Instructions

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

                                                                            Purchased       Investment Right
                    Purchaser                          Units                 Shares              Shares         Purchase Price
                    ---------                          -----                 ------              ------         --------------
BayStar Capital II, LP                                  700,000              700,000             140,000        $3,241,000.00
c/o BayStar Capital II, LLC
80 E. Sir Francis Drake Blvd. Suite, 2B
Larkspur, CA 94939
Tel: 415-834-4601

Citadel Equity Fund Ltd.                              1,295,897            1,295,897             259,180        $6,000,003.11
c/o Citadel Limited Partnership
131 S. Dearborn Street
Chicago, IL  60603
T: 312-395-2100
F: 312-977-0275

Deephaven Small Cap Growth Fund, LLC                    431,966              431,966              86,394        $2,000,002.58
130 Cheshire Lane, Suite 102
Minnetonka, MN 55305
Fax number: 952-249-5320

Deutsche Bank, AG London Branch                       2,159,828            2,159,828             431,966       $10,000,003.64
280 Park Ave. (9th Floor)
New York, NY  10017
Attn:  Kevin McGoey
T:  212-454-5800
F:  212-454-0997

Heimdall Investments Ltd.                               431,966              431,966              86,394        $2,000,002.58
c/o HBK Investments L.P.
300 Crescent Court, Suite 700
Dallas, TX 75201
Attn: General Counsel
T: (214) 758-6107
F: (214) 758-1207

Smithfield Fiduciary LLC                                431,966              431,966              86,394        $2,000,002.58
c/o Highbridge Capital Management, LLC
9 West 57th Street, 27th Floor
New York, New York  10019
Attn:  Ari J. Storch / Adam J. Chill
Fax:  212-751-0755
Tel:  212-287-4720

                                                                            Purchased       Investment Right
                    Purchaser                          Units                 Shares              Shares         Purchase Price
                    ---------                          -----                 ------              ------         --------------
Portside Growth and Opportunity Fund                    431,966              431,966              86,394        $2,000,002.58
c/o Ramius Capital Group, LLC
666 Third Avenue, 26th Floor
New York, NY 10017
Attention: Jeffrey Smith
Fax (212) 845-7999

Mainfield Enterprises Inc.                              431,966              431,966              86,394        $2,000,002.58
c/o Sage Capital Growth, Inc.
660 Madison Avenue, 18th Floor
New York, New York  10021
Facsimile No.:  (212) 651-9010
Telephone No.:  (212) 651-9000
Attn:  Eldad Gal

UBS O'Connor LLC f/b/o O'Connor Global                  125,000              125,000              25,000          $578,750.00
    Convertible Arbitrage Master Ltd.
c/o UBS O'Connor LLC
One N. Wacker Drive, 32nd Floor
Chicago, IL 60606
F: 312-525-6271

UBS O'Connor LLC f/b/o PIPES Corporate                  375,000              375,000              75,000        $1,736,250.00
    Strategies Ltd.
c/o UBS O'Connor LLC
One N. Wacker Drive, 32nd Floor
Chicago, IL 60606
F: 312-525-6271

TOTAL                                                 6,815,555            6,815,555           1,363,116       $31,556,019.65

                                    EXHIBIT A

                             (FILED AS EXHIBIT 99.2)

                                    EXHIBIT B

November __, 2001

To the Purchasers listed on Exhibit A to the Avanex Corporation Securities Purchase Agreement dated the date hereof

Ladies and Gentlemen:

      Reference is made to the Securities Purchase Agreement, dated as of November __, 2003 (the "Purchase Agreement"), by and among Avanex Corporation, a Delaware corporation (the "Company") and the Purchasers listed on Exhibit A to the Purchase Agreement, which provides for the issuance by the Company to the Purchasers of shares of Common Stock of the Company (the "Company Shares") and Additional Investment Rights to purchase additional shares of the Company's Common Stock (the "Rights"). This opinion is rendered to you pursuant to Section 2.2(a)(iii) of the Purchase Agreement, and all terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein. Reference in this opinion to the Purchase Agreement excludes any schedule or substantive agreement attached as an exhibit to the Purchase Agreement, unless otherwise indicated herein.

      We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement and the issuance of the Company Shares and the Rights. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of the Company, certificates of public officials and such other documents as we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed (i) the genuineness of all signatures on original documents, (ii) the authenticity and completeness of all documents submitted to us as originals, (iii) the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, (iv) the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof, and (v) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

      As used in this opinion, the expression "to our knowledge," "known to us" or similar language with reference to matters of fact means that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge", "known to us" or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Purchase Agreement and the Rights and the transactions contemplated thereby. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

      For purposes of this opinion, we are assuming that each Purchaser has all requisite power and authority, and has taken any and all necessary corporate or partnership action, to execute and deliver the Purchase Agreement and the Rights, and we are assuming that the representations and warranties made by the Purchasers in the Purchase Agreement and pursuant thereto are true and correct. We are also assuming that the Purchasers have purchased the Units for value, in good faith and without notice of any adverse claims within the meaning of the California Uniform Commercial Code. We are also assuming that the representations and warranties made by the Company in the Agreement and pursuant thereto are true and correct as to matters of fact. We are members of the Bar of the State of California and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion with respect to the effect on the transactions contemplated in the Purchase Agreement of noncompliance under the statutes, regulations, treaties or common laws of any other nation, state or jurisdiction. We note that the parties to the Purchase Agreement have designated the laws of the State of New York as the laws governing the Purchase Agreement and the Rights. Our opinion in paragraph 3 below as to the validity, binding effect and enforceability of the Purchase Agreement and the Rights is premised upon the result that would be obtained if a California court were to apply the internal laws of the State of California (excluding conflicts of law principles) to the interpretation and enforcement of the Purchase Agreement and the Rights.

      In rendering the opinion in paragraph 7 below, we have relied, as to factual matters, upon an inquiry of officers of the Company concerning the Company's filing of all reports required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act and written representations made to us by officers of the Company in certificates executed by such officers of the Company.

      In rendering the opinion in paragraph 8 below, we note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company. In addition, we have relied in part on an inquiry of officers of the Company concerning pending or threatened legal and governmental proceedings and written representations made to us by officers of the Company in certificates executed by such officers of the Company.

      In rendering the opinion in paragraph 9 below, we have relied solely on the position paper of the Committee on Securities Regulations of the New York State Bar Association with respect to our opinion that no filing is required in the state of New York in connection with the valid execution and delivery of the Purchase Agreement and the Rights, or the offer, sale or issuance of the Shares or the consummation by the Company of any other transaction contemplated by the Transaction Documents.

      The opinions hereinafter expressed are subject to the following qualifications:

         (i) We express no opinion as to (a) the effect of applicable bankruptcy, insolvency, reorganization, liquidation, conservatorship, readjustment of debt, fraudulent conveyance, moratorium or other similar federal or state laws relating to or affecting the rights of creditors generally; (b) the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, and other equitable remedies, regardless of whether considered in a proceeding in equity or at law, or (c) the effect or enforceability of the choice of law provision in the Purchase Agreement and in the Rights;

         (ii) We express no opinion as to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

         (iii) We express no opinion as to compliance with the applicable anti-fraud provisions of the federal and state securities laws;

         (iv) We express no opinion as to the enforceability of the indemnification and contribution provisions contained in the Purchase Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions;

         (v) This opinion is qualified by the limitations imposed by statutes and principles of law and equity that provide that certain covenants and provisions of agreements are unenforceable where such covenants or provisions are unconscionable or contrary to public policy or where enforcement of such covenants or provisions under the circumstances would violate the enforcing party's implied covenant of good faith and fair dealing.

      Based upon and subject to the foregoing, we are of the opinion that:

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own or lease its assets and properties and to conduct its business as, to our knowledge, it is currently conducted.

      2. The Company has the requisite corporate power and authority to execute and deliver the Purchase Agreement and the Rights, to sell and issue the Company Shares to the Purchasers, to issue the Underlying Shares upon exercise of the Rights, and to otherwise carry out and perform its obligations under the terms of the Purchase Agreement and the Rights.

      3. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution and delivery of the Purchase Agreement and the Rights by the Company, the authorization, sale, issuance and delivery of the Company Shares, and the reservation and issuance of the Underlying Shares has been taken. The Purchase Agreement and the Rights have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

      4. The Company Shares, when issued and paid for in accordance with the provisions of the Purchase Agreement, will be validly issued, fully paid and nonassessable. The Underlying

Shares, when issued and paid for in accordance with the provisions of the Rights, will be validly issued, fully paid and nonassessable.

      5. Subject to the accuracy of the Purchasers' representations in Section
3.2 of the Purchase Agreement, we are of the opinion that the issuance of the Company Shares and the Rights in accordance with the provisions of the Purchase Agreement and the issuance of the Underlying Shares in conformity with the terms of the Rights are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

      6. The execution and delivery by the Company of the Purchase Agreement and the Rights and the performance by the Company of the Purchase Agreement and the Rights will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of the Company, (ii) conflict with or violate in any material respect any U.S. federal or California statute, rule or regulation known to us to be customarily applicable to a transaction of this nature and to which the Company is subject, or (iii) violate in any material respect, or constitute a material default under, any contract or agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended June 30, 2003.

      7. The Company currently meets the eligibility requirements for the use of Form S-3 for the registration of the Company Securities.

      8. Except as disclosed in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, to our knowledge, there are no material actions, suits or proceedings pending against the Company before any court or governmental agency.

      9. No consent, approval, authorization, declaration or filing with any court, governmental or regulatory authority on the part of the Company is required in connection with the offer, sale and issuance of the Company Shares and the issuance of the Underlying Shares upon exercise of the Rights, or the consummation of the transactions contemplated by the Purchase Agreement, except for (i) the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, (ii) the filing of a Form 8-K pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, and (iii) the filing of the Registration Statement contemplated by the Purchase Agreement.

      This opinion is furnished to the Purchasers solely for their benefit in connection with the purchase of the Units, and may not be relied upon by any other person, firm, or entity or for any other purpose without our prior written consent. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may arise or be brought to our attention after the date of this opinion that may alter, affect or modify the opinions expressed herein.

                                             Very truly yours,
                                             WILSON SONSINI GOODRICH & ROSATI
                                             Professional Corporation

                                    EXHIBIT C

                              PLAN OF DISTRIBUTION

      The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

      - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      - transactions on a national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

      -     transactions in the over-the-counter market;

      -     privately negotiated transactions;

      -     short sales;

      - through the writing of call options, whether such options are listed on a national exchange or otherwise;

      - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

      -     a combination of any such methods of sale; and

      -     any other method permitted pursuant to applicable law.

      The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      In connection with sales of the shares or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

The selling stockholders may also loan or pledge shares to broker-dealers that in turn may sell such shares.

      Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. These commissions and discounts may be in excess of what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

      The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

      The selling stockholders also may transfer and donate the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after, if required, we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgees, transferees or other successors in interest as selling stockholders under this prospectus.

      The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

      We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

      The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

                                    EXHIBIT D

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                               AVANEX CORPORATION

November __, 2003

Equiserve
Client Administration
150 Royall Street
Canton, MA 02021
Attn:  Greg Veliotis

Attention:


Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, by and among Avanex Corporation, a Delaware corporation (the "Company") and the purchasers named therein (the "Holders") pursuant to which the Company is issuing the Company's common stock, $0.001 par value per share (the "Common Stock") and certain Common Stock purchase rights (the "Additional Investment Rights") which shall be exercisable into shares of Common Stock. The shares of Common Stock issued and transferred at the Closing and issuable upon exercise of the Additional Investment Rights are collectively referred to herein as the "Underlying Shares." Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

The Company has agreed with the Holders that it will instruct you to: (A) issue the Underlying Shares free of all restrictive and other legends if, at the time of such issue, (i) a registration statement covering the resale of such Underlying Shares has been declared and is effective by the Commission under the Securities Act, (ii) such Underlying Shares are eligible for sale under Rule 144(k) or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission); or (B) reissue the Underlying Shares (if such shares were originally issued with a restrictive legend) free of all restrictive and other legends (i) upon the effectiveness of a registration statement covering the resale of the Underlying Shares or (ii) following any sale of such Underlying Shares pursuant to Rule 144 or (iii) such Underlying Shares are eligible for sale under Rule 144(k) or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).

In furtherance of this instruction, upon the effectiveness of the Registration Statement we have instructed our counsel to deliver to you their opinion letter in the form attached hereto as EXHIBIT I to the effect that the Registration Statement has been declared effective by the Commission and that Underlying Shares are freely transferable by the Holders and accordingly may be issued (or reissued, as applicable) and delivered to the Holders free of all restrictive and other legends.

You need not require further letters from us or our counsel to effect any future issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Purchase Agreement, the Additional Investment Rights and this letter. This letter shall serve as our standing irrevocable instructions with regard to this matter

Please be advised that the Holders have relied upon this instruction letter as an inducement to enter into the Purchase Agreement. Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

                                                     Very truly yours,


                                                     AVANEX CORPORATION

                                                     By:
                                                         -----------------------
                                                     Name:
                                                           ---------------------
                                                     Title:
                                                            --------------------



ACKNOWLEDGED AND AGREED:


EQUISERVE

By:
    --------------------
Name:
     -------------------
Title:
      ------------------

                                                                       EXHIBIT I

                              [Letterhead of WSGR]

Equiserve
Client Administration
150 Royall Street
Canton, MA 02021

Attn:  Greg Veliotis

      Re:   Avanex Corporation

To Whom It May Concern:

      We are writing on behalf of our client, Avanex Corporation, a Delaware corporation (the "Company"), in connection with the Company's recent filing of a Registration Statement on Form S-3 (File No. 333-______) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to ____ shares of the Company's common stock, $0.001 par value per share (the "Registrable Securities"), issued or to be issued to the selling stockholders (the "Selling Stockholders") listed in the selling stockholders table at pages __ of the final prospectus, a copy of which is attached hereto as Exhibit A.

      In connection with the foregoing, we advise you that the SEC has entered an order declaring the Registration Statement effective under the Securities Act of 1933, as amended (the "1933 Act"), on ____________ __, 20__. We have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC. This letter shall serve as our standing opinion to you that the Underlying Shares are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated November __, 2003. This letter shall serve as our standing opinion with regard to this matter.

      If you have any questions relating to the foregoing, please feel free to call me at _________________.

                                                          Very truly yours,

                           AVANEX DISCLOSURE SCHEDULE
                                     to the
                          SECURITIES PURCHASE AGREEMENT
                                  by and among
                               AVANEX CORPORATION
                                     and the
                                   PURCHASERS
                          Dated as of November 10, 2003

      The section numbers referenced in this Avanex Disclosure Schedule (the "Disclosure Schedule") refer to the sections of that certain Securities Purchase Agreement dated as of November 10, 2003 (the "Agreement") by and among Avanex Corporation, a Delaware corporation ("Avanex" or the "Company") and the purchasers identified on the signature pages thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This Disclosure Schedule and the information and disclosures contained in this Disclosure Schedule are intended only to qualify and limit the representations, warranties and covenants of the Company contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representations, warranties or covenants.

                                 SECTION 3.1(A)
                                  SUBSIDIARIES

Name                                                               Jurisdiction of Incorporation
----                                                               -----------------------------
Avanex Cayman                                                      Cayman Islands

Avanex U.S.A. Corporation                                          Delaware

Avanex International Corporation                                   Delaware

LambdaFlex, Inc.                                                   Delaware

Pearl Acquisition Corp.                                            Delaware

Avanex France S.A.                                                 France

Avanex U.K. Limited                                                United Kingdom

With respect to the Company's subsidiaries that are incorporated outside of the United States, nominal shares of the subsidiary's capital stock may be held in the name of officers or directors to comply with applicable local law.

                                 SECTION 3.1(D)
                                  NO CONFLICTS

In order to sell Company Securities pursuant to the Registration Statement, the Registration Statement must be declared effective by the SEC.

                                 SECTION 3.1(F)
                                 CAPITALIZATION

As of June 30, 2003, the Company had outstanding options to purchase 8,920,056 shares of Common Stock, subject to adjustment.

Reference is made to that certain Preferred Stock Rights Agreement, dated as of July 26, 2001, between the Registrant and the EquiServe Trust Company, N. A., as amended.

Reference is made to the following stock incentive plans of the Company:

      -     1998 Stock Plan

      -     1999 Director Option Plan

      -     1999 Employee Stock Purchase Plan

      -     Holographix Inc. 1996 Stock Option Plan

      -     Holographix Inc. 2000 Stock Option Plan

      -     LambdaFlex, Inc. 2000 Stock Plan

                                 SECTION 3.1(G)
                        SEC REPORTS; FINANCIAL STATEMENTS

The Company filed a current report on Form 8-K on November 3, 2003.

On May 29, 2002, in connection with the restatement of various of its financial statements, Avanex filed amended quarterly reports on Forms 10-Q/A for the quarterly periods ended March 31, 2002, December 31, 2001 and September 30, 2001 and an amended annual report on Form 10-K/A for the fiscal year ended June 30, 2001.

                                 SECTION 3.1(K)
                                 TITLE TO ASSETS

As more fully described in the Form 10-K, Avanex has short-term borrowing, long-term debt and capital lease obligations, which are secured by certain assets or the related equipment, with the following entities:

      -     Agilent Financial Services, Inc.;

      -     Citicorp Vendor Finance, Inc.; and

      -     Comerica Bank-California.

                                 SECTION 3.1(P)
                               REGISTRATION RIGHTS

Reference is made to that certain Stockholders' Agreement among the Company, Alcatel, and Corning Incorporated dated as of July 31, 2003, pursuant to which Avanex has agreed to use commercially reasonable efforts to cause 10% of the securities acquired by Alcatel and Corning at the time of the Company's acquisition of the optical components businesses of Alcatel and Corning to be registered under the Securities Act upon expiration of an initial lock-up period and to cause an additional ten percent (10%) of the acquired shares to be registered during each of the subsequent four calendar quarters. Alcatel and Corning also have demand registration rights effective two years following the closing of the transactions and also have piggyback registration rights effective upon the closing of the transactions, in each case, subject to certain limitations related to underwriter cut-backs. These registration rights, as well as the demand and piggyback registration rights, terminate on the date when all registrable securities held by Alcatel or Corning may be sold immediately under Rule 144(k) of the Securities Act during any 90 day period.

Alcatel's and Corning's piggyback registration rights do not apply to registration statements filed pursuant to Rule 415 under the Securities Act or any successor rule with similar effect. As a result, neither Alcatel nor Corning have the right to list their shares on the Registration Statement.